Exhibit 10.39

              FOURTH AMENDMENT TO CREDIT AGREEMENT


     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (the "Fourth Amendment"), dated effective as of the 4th day of September, 1996, by and among CATHERINES, INC., a Delaware corporation (the "Company"), CATHERINES STORES CORPORATION, a Tennessee corporation (successor by merger to Catherines Stores Corporation, a Delaware corporation) (the "Parent"), CATHERINES OF PENNSYLVANIA, INC., a Tennessee corporation ("PA Co."), CATHERINES OF CALIFORNIA, INC., a California corporation ("RT Co."), CATHERINES PARTNERS, L.P., a Tennessee limited partnership ("Intex"), FIRST AMERICAN NATIONAL BANK ("FANB") individually and in its capacity as Agent (as defined in the Agreement) (the "Agent"), HIBERNIA NATIONAL BANK ("Hibernia"), and THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED ("Hongkong") (FANB, Hibernia and Hongkong, together with their respective successors, transferees and assigns from time to time parties hereto referred to collectively as the "Banks" and each individually referred to as a "Bank").

                            RECITALS

     The Company, Parent and Banks (together with Added Dimensions, Inc., Linda Karan-Large Size Factory Outlet, Inc., and The Answer - The Elegant Large Size Discounter, Inc. which have been merged into Virginia Specialty Stores, Inc. ("VSS") and VSS which has been merged into the Company) are parties to that certain Credit Agreement dated as of March 31, 1994 (the "Credit Agreement").

     Hibernia and Hongkong became parties to the Credit Agreement by virtue of that certain Commitment Transfer Supplement dated of even date with the Credit Agreement.

     PA Co., RT Co. and Intex (together with CSC Sub, Inc. which was the predecessor corporation of Parent) became Credit Parties to the Credit Agreement and said Credit Agreement was amended by the Credit Parties by virtue of that certain First Amendment to Credit Agreement (the "First Amendment") dated as of January 29, 1995.

     The Credit Agreement was amended by virtue of that certain
Second Amendment to Credit Agreement (the "Second Amendment") dated as of December 6, 1995.

     The Credit Agreement was further amended by virtue of that certain Third Amendment to Credit Agreement dated as of ________, 199__ (the "Third Amendment") (the Credit Agreement, the First Amendment, the Second Amendment and the Third Amendment referred to collectively as the "Agreement").

     The Credit Parties have requested that the Banks (a) extend the Swingline Loan Termination Date and the Working Capital
Termination Date to March 15, 1999 and (b) make certain changes to the financial covenants of the Agreement.

     The Banks consent to and approve the foregoing request of the Credit Parties, subject to the terms and conditions of the Fourth
Amendment.

     All corporate actions required for the execution, delivery and performance of the obligations hereunder incurred have been duly taken.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties agree as follows:

SECTION ONE: DEFINITIONS

     1.01 Defined Terms. Except as otherwise herein specifically defined, all defined terms shall have the meanings stated in the Agreement.

     1.02 Definition of Fixed Charge Coverage Ratio. The definition of "Fixed Charge Coverage Ratio" is hereby deleted in its entirety.

     1.03 Amended Definitions. Each of the following definitions contained in Section 1 of the Agreement is hereby deleted and the following definitions substituted in lieu thereof:

          "Basic Documents" shall mean, collectively, the Credit Agreement (including all schedules and exhibits thereto), as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment (including all schedules and exhibits hereto and thereto), the Working Capital Notes, the Term Notes, the Swingline Note, the Security Documents, the First Amendment Security Documents, the Second Amendment Security Documents and the Fourth Amendment Security Documents.

          "Swingline Loan Termination Date" shall mean the earlier of (i) March 15, 1999 or (ii) such date as the Swingline Commitment shall terminate hereunder.

          "Swingline Note" shall mean the Swingline Note as modified by the First Amendment to Swingline Note.

          "Working Capital Notes" shall mean the First Amended and Restated Working Capital Notes, as modified by the First Amendment to the First Amended and Restated Working Capital Notes, individually, a "Working Capital Note".

          "Working Capital Termination Date" shall mean the earlier of (i) March 15, 1999 or (ii) such date as the Working Capital
Commitment shall terminate hereunder.

     1.04 New Definitions. Each of the following definitions are hereby added to Section 1 of the Agreement:

          "First Amendment to First Amended and Restated Working Capital Note" shall mean the amendment to the First Amended and Restated Working Capital Notes of the Company in favor of each of the Banks, substantially in the form of Exhibit "A" to the Fourth Amendment, individually, a First Amendment to First Amended and Restated Working Capital Note.

          "First Amendment to Swingline Note" shall mean the amendment to the Swingline Note of the Company in favor of Swingline Lender, substantially in the form of Exhibit "B" to the Fourth Amendment.

          "Fourth Amendment Security Documents" shall mean, collectively, the Fourth Amendment; the First Amendments to First Amended and Restated Working Capital Note, the First Amendment to Swingline Note, the Second Modification and Extension of Leasehold Deed of Trust; and the Second Modification and Extension of Deed of Trust.

          "Second Modification and Extension of Deed of Trust" shall mean the modification to the Deed of Trust of The Industrial Development Board of the City of Memphis and County of Shelby, Tennessee, substantially in the form of Exhibit "C" to the Fourth Amendment.

          "Second Modification and Extension of Leasehold Deed of
Trust" shall mean the modification to the Leasehold Deed of Trust of the Company and Parent, substantially in the form of Exhibit "D" to the Fourth Amendment.

SECTION TWO: AMENDMENTS.

     2.01 Amendment to Section 9.9. Section 9.9 of the Agreement providing a negative covenant with respect to the Fixed Charge
Coverage Ratio is hereby deleted in its entirety.

     2.02 The following Section 9.9 is hereby added to the
Agreement:

          9.9 Capital Expenditures. Permit Capital Expenditures to exceed an aggregate of $11,000,000.00 in any Fiscal Year.

     2.03 Amendment to Section 9.10. Section 9.10 of the Agreement is hereby deleted in its entirety and the following substituted therefor:

          9.10 Debt Coverage Ratio. Permit the Debt Coverage Ratio, in each case for the period of four (4) fiscal quarters ending on the last day of each fiscal quarter commencing with the fiscal quarter ending July 31, 1996, to be less than 2.0 to 1.0.

SECTION THREE: CONDITIONS PRECEDENT.

     3.01 Conditions to the Execution of the Fourth Amendment. The obligation of the Banks to enter into the Fourth Amendment shall be subject to the following conditions to the satisfaction of the
Agent:

     (a) Fourth Amendment and Notes. Each Bank shall have received an original of the Fourth Amendment duly executed by a duly authorized officer of each of the Credit Parties and a First Amendment to First Amended and Restated Working Capital Note, each duly executed by a duly authorized officer of the Company. Swingline Lender shall have received an original of the First Amendment to Swingline Note duly executed by a duly authorized officer of the Company.

     (b) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing on the date of the Fourth Amendment. No Event of Default (or condition which would constitute an Event of Default with the giving of notice, the lapse of time, or both) under material (in the reasonable opinion of the Company and the Agent) contracts of the Credit Parties such as, but not limited to, agreements with respect to capital stock, financing documents and lease agreements shall have occurred and be continuing on the date of the Fourth Amendment.

     (c) Amendment Fee. Agent shall have received an amendment fee of $14,000.00 which shall be distributed on a pro rata basis to the Banks by Agent.

     (d)  First Amendment to First Amended and Restated Working
Capital Note. Each Bank shall have received an original of a First Amendment to First Amended and Restated Working Capital Note, each duly executed by a duly authorized officer of the Company.

     (e)  Legal Opinions of Counsel to the Credit Parties.  Each
Bank shall have received a counterpart of an opinion, dated the date of the Fourth Amendment, of Waring Cox, counsel to the Credit Parties, in substantially the form of Exhibit "E".

     (f) Regulation U of Federal Reserve System. Each Bank shall have received a counterpart of Federal Reserve Form U-1 executed by each Credit Party.

     (g) Corporate Proceedings. Each Bank shall have received an execution copy of the resolutions of the Boards of Directors of the applicable Credit Parties authorizing the execution, delivery and performance of the Fourth Amendment and the Fourth Amendment Security Documents certified by the Secretary or Assistant Secretary of the relevant Credit Parties as of the date of the Fourth Amendment, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of the Fourth Amendment.

     (h) Additional Documents to be Delivered. Each Bank shall have received a counterpart of each of the Fourth Amendment Security Documents (except for the First Amendment to the First Amended and Restated Working Capital Note and the First Amendment to the Swingline Note which shall be delivered in accordance with the terms of subsection 3.01(a)), each duly executed and delivered by the applicable Credit Party thereto and each of which shall be in full force and effect.

     (i) Representations and Warranties. The representations, warranties and disclosures made by the Credit Parties in the Agreement, as amended by the Fourth Amendment, or in any Basic Document or made by any of the Credit Parties in any certificate, document or financial or other statement furnished in connection herewith or therewith, shall be true and correct in all material respects on and as of the date of the Fourth Amendment with the same effect as if made on such date.

SECTION FOUR: REPRESENTATIONS AND WARRANTIES.

     4.01 Entity Existence; Compliance with Law.

     (a) Each of the corporate Credit Parties (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) has the corporate power and authority and the legal right to own or lease and operate its property, and to conduct the business in which it is currently engaged, (iii) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where failure so to qualify and remain in good standing would materially and adversely affect its ability to own or lease and operate its property or to conduct the business in which it is currently engaged or intends to engage in the future and (iv) is in compliance with all Requirements of Law, except where noncompliance would not have material adverse effect on the business, operations, assets or financial conditions of each such Credit Party.

     (b) Intex (i) is duly organized, validly existing and in good standing under the laws of Tennessee, (ii) has the partnership power and authority and the legal right to own or lease and operate its property, and to conduct the business in which it is currently engaged, (iii) is duly qualified as a foreign limited partnership and in good standing under the laws of each jurisdiction where failure so to qualify and remain in good standing would materially and adversely affect its ability to own or lease and operate its property or to conduct the business in which it is currently engaged or intends to engage in the future and (iv) is in compliance with all Requirements of Law, except where noncompliance would not have material adverse effect on the business, operations, assets or financial conditions of Intex.

     4.02 Entity Power; Authorization; Enforceable Obligations.

     (a) Each of the corporate Credit Parties has the corporate power and authority, and Intex has the partnership power and authority, to make, deliver and perform all of its respective obligations in connection with the Agreement and the Fourth Amendment Security Documents to which each is a party; each corporate Credit Party has taken all necessary corporate action, and Intex has taken all necessary partnership action, to authorize the Fourth Amendment Security Documents, and to authorize the execution, delivery and performance by each of the Fourth Amendment Security Documents to which each is a party. No consent or authorization of, filing with, or other act by or in respect of, any other Person is required in connection with the execution, delivery or performance by each of the Credit Parties or the validity of or enforceability against each of the Credit Parties, of the Fourth Amendment Security Documents to which each is a party (except such filings as are necessary in connection with perfection of the Liens created by such documents, which filings have been duly made and/or obtained and are in full force and effect). Each Fourth Amendment Security Document to which each Credit Party is a party has been duly executed and delivered on behalf of each such Credit Party. Each Fourth Amendment Security Document to which it is a party constitutes a legal, valid and binding obligation of each Credit Party, enforceable against each such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally, and except as enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

     4.03 No Legal Bar. The execution, delivery and performance by each of the Credit Parties of each Fourth Amendment Security Document to which it is a party do not and will not violate any Requirement of Law or any Contractual Obligation applicable to or binding upon the Credit Parties or any of their properties or assets, except where noncompliance would not have a material effect on the business, operations, property, assets or financial condition of the Credit Parties taken as a whole and will not result in the creation or imposition of any Lien on any such properties or assets pursuant to the provisions of any Requirement of Law or any Contractual Obligations other than the Lien of the Security Documents.

     4.04 No Default. None of the Credit Parties is in default in the payment or performance of any of its Contractual Obligations in any respect that is material to the Credit Parties, and no Default or Event of Default has occurred and is continuing. None of the Credit Parties is in default in any respect that is material to it under any order, award or decree of any Governmental Authority or arbitrator binding upon or affecting it or by which any of its properties or assets may be bound or affected.

     4.05 Fourth Amendment Security Documents. The property which is subject to the Liens of the Security Documents, the First Amendment Security Documents, the Second Amendment Security Documents and the Fourth Amendment Security Documents constitutes substantially all the property of any nature of the Credit Parties other than Inventory, Excluded Leases, Equipment,(including proceeds of Inventory, Excluded Leases and Equipment), "Assets to be Sold" as defined in the HSB Purchase Agreement and rights under the Company Merchant Services Agreement, the VSS Merchant Services Agreement and the HSB Purchase Agreement.

     4.06 Margin Regulations. None of the Credit Parties are engaged, nor will they engage, principally or as one of their important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U or Regulation G of the Board of Governors of the Federal Reserve System as now and from time to time hereinafter in effect. No part of the proceeds of any Loan will be used for "purchasing" or "carrying" "margin stock" as defined in Regulation U of such Board of Governors.

SECTION FIVE: MISCELLANEOUS.

     5.01 Governing Law; No Third-Party Rights. THIS AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TENNESSEE.

     5.02 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     5.03 No Other Amendments. All other terms and provisions of the Agreement not modified or amended hereby shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Fourth
Amendment to Credit Agreement as of the day and year first above written.

                         CATHERINES, INC.

                         By:  /s/ David C. Forrell
                            ------------------------------------
                            David C. Forell, Executive Vice
                            President


                         CATHERINES STORES CORPORATION

                         By:  /s/ David C. Forrell
                            ------------------------------------
                            David C. Forell, Executive Vice
                            President


                         CATHERINES OF PENNSYLVANIA, INC.


                         By:  /s/ David C. Forrell
                            ------------------------------------
                            David C. Forell, Executive Vice
                             President


                         CATHERINES OF CALIFORNIA, INC.

                         By:  /s/ David C. Forrell
                            ------------------------------------
                            David C. Forell, Executive Vice
                            President


                         CATHERINES PARTNERS, L.P.

                         By:  CATHERINES, INC., its general partner

                              By:  /s/ David C. Forrell
                                 -------------------------------
                                 David C. Forell, Executive
                                 Vice President


                         FIRST AMERICAN NATIONAL BANK,
                         individually and as Agent

                         By:  /s/ Mariah G. Lundberg
                            ------------------------------------
                            Mariah G. Lundberg
                         Title:  Assistant Vice President


                         HIBERNIA NATIONAL BANK

                         By:  /s/ Colleen Lacy
                            ------------------------------------
                            Colleen Lacy
                         Title:  Vice President


                         THE HONGKONG AND SHANGHAI BANKING
                         CORPORATION LIMITED

                         By:  /s/ Steve Trepiccione
                            ------------------------------------
                            Steve Trepiccione
                         Title:  AVP







                            EXHIBIT A

                         FIRST AMENDMENT
                               TO
                   FIRST AMENDED AND RESTATED
                      WORKING CAPITAL NOTE

     THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED WORKING CAPITAL NOTE (the "First Amendment") is made and entered into effective as of the 31st day of July, 1996, by and between CATHERINES, INC., a Delaware Corporation (the "Company") and FIRST AMERICAN NATIONAL BANK, a national banking association with a place for the conduct of business in Memphis, Tennessee, its successors transferees and assigns (the "Bank").
     WHEREAS, the Company executed a certain Working Capital Note dated as of March 31, 1994, in the original principal sum of Eight Million and No/100 Dollars ($8,000,000.00) payable to the order of Bank as amended and restated by that certain First Amended and Restated Working Capital Note (collectively, the "Working Capital Note") dated as of March 31, 1994, in the principal sum of Ten Million and no/100 Dollars ($10,000,000.00) executed by Company and payable to the order of Bank; and
     WHEREAS, the Working Capital Note is one of the Working Capital Notes referred to in the Credit Agreement dated as of March 31, 1994, among the Company, the Credit Parties referred to therein and the Banks referred to therein, as amended by First Amendment to Credit Agreement dated as of January 29, 1995, Second Amendment to Credit Agreement dated as of December 6, 1995, Third Amendment to Credit Agreement dated as ______________, 19___, and by Fourth Amendment to Credit Agreement dated of even date herewith (as the same may from time be amended, supplemented or otherwise modified, the "Credit Agreement"); and
     WHEREAS, the parties hereto by means of this First Amendment desire to modify the terms of the Working Capital Note for the purpose of reflecting certain modifications to the Credit Agreement.
     NOW, THEREFORE, for mutual consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     1. Amendment to Working Capital Termination Date. The "Working Capital Termination Date" as used in the Working Capital Note, shall be amended to extend same from March 15, 1998 to March 15, 1999.
     2. Legend and Attachment. This First Amendment shall be physically attached to the Working Capital Note and the following legend shall be placed on the face of the Working Capital Note:
          This Working Capital Note has been amended by First Amendment to First Amended and Restated
          Working Capital Note dated as of July 31,
          1996, the original of which is attached
          hereto.

     3. Reaffirmation of Obligations. All terms and provisions of the Working Capital Note not herein specifically modified or amended shall remain in full force and effect as if this First Amendment had not been executed and all such terms and provisions are hereby reaffirmed by the parties hereto. The execution and delivery of his First Amendment does not constitute payment, cancellation, satisfaction, discharge, release, extinguishment or novation of the principal indebtedness evidenced by the Working Capital Note.
     IN WITNESS WHEREOF, this First Amendment is executed as of the day and year first above written.

                         COMPANY:
                         CATHERINES, INC., a Delaware corporation

                         By:  /s/ David C. Forrell
                            ------------------------------------
                            David C. Forell
                         Title:  Executive Vice-President


                         BANK:
                         FIRST AMERICAN NATIONAL BANK

                         By:  /s/ Mariah G. Lundberg
                            ------------------------------------
                            Mariah G. Lundberg
                         Title:  Assistant Vice President







                            EXHIBIT B

                         FIRST AMENDMENT
                               TO
                         SWINGLINE NOTE

     THIS FIRST AMENDMENT TO SWINGLINE NOTE (the "First Amendment") is made and entered into effective as of the 31st day of July, 1996, by and between CATHERINES, INC., a Delaware Corporation (the "Company") and FIRST AMERICAN NATIONAL BANK, a national banking association with a place for the conduct of business in Memphis, Tennessee, its successors, transferees and assigns (the "Bank").
     WHEREAS, the Company executed a certain Swingline Note dated December 6, 1995, in the original principal sum of Three Million and No/100 Dollars ($3,000,000.00) payable to the order of Bank (the "Swingline Note"); and
     WHEREAS, the Swingline Note is referred to in the Credit Agreement dated as of March 31, 1994, among the Company, the Credit Parties referred to therein and the Banks referred to therein, as amended by First Amendment to Credit Agreement dated as of January 29, 1995, Second Amendment to Credit Agreement dated as of December 6, 1995, Third Amendment to Credit Agreement dated as of _________, 19___, and by Fourth Amendment to Credit Agreement dated of even date herewith (as the same may from time be amended, supplemented or otherwise modified, the "Credit Agreement"); and
     WHEREAS, the parties hereto by means of this First Amendment desire to modify the terms of the Swingline Note for the purpose of reflecting certain modifications to the Credit Agreement.
     NOW, THEREFORE, for mutual consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     1. Amendment to Swingline Loan Termination Date. The "Swingline Loan Termination Date" as used in the Swingline Note, shall be amended to extend same from March 15, 1998 to March 15, 1999.
     2. Legend and Attachment. This First Amendment shall be physically attached to the Swingline Note and the following legend shall be placed on the face of the Swingline Note:
          This Swingline Note has been amended by First
          Amendment to Swingline Note dated as of July
          31, 1996, the original of which is attached hereto.

     3. Reaffirmation of Obligations. All terms and provisions of the Swingline Note not herein specifically modified or amended shall remain in full force and effect as if this First Amendment had not been executed and all such terms and provisions are hereby reaffirmed by the parties hereto. The execution and delivery of this First Amendment does not constitute payment, cancellation, satisfaction, discharge, release, extinguishment or novation of the principal indebtedness evidenced by the Swingline Note.
     IN WITNESS WHEREOF, this First Amendment is executed as of the day and year first above written.
                         COMPANY:
                         CATHERINES, INC., a Delaware corporation

                         By:  /s/ David C. Forrell
                            ------------------------------------
                            David C. Forell
                         Title:  Executive Vice-President


                         BANK:
                         FIRST AMERICAN NATIONAL BANK

                         By:  /s/ Mariah G. Lundberg
                            ------------------------------------
                            Mariah G. Lundberg
                         Title:  Assistant Vice President





MAXIMUM PRINCIPAL INDEBTEDNESS FOR TENNESSEE RECORDING TAX PURPOSES IS $0. TRANSFER TAX WAS PREVIOUSLY PAID IN THE REGISTER'S OFFICE
OF SHELBY COUNTY, TENNESSEE UNDER INSTRUMENT NOS.  EG 4391 AND FM
6558.

Prepared By and Return to:
Lynn A. Gardner
Glankler Brown, PLLC
6000 Poplar Avenue, Suite 200
Memphis, Tennessee 38119
(901) 685-1322

         SECOND MODIFICATION AND EXTENSION OF TENNESSEE
    DEED OF TRUST WITH SECURITY AGREEMENT AND FIXTURE FILING

     THIS Second Modification and Extension of Tennessee Deed of Trust with Security Agreement and Fixture Filing (this "Modification Agreement") is entered into as of the 4th day of September, 1996, by and among THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MEMPHIS AND COUNTY OF SHELBY, TENNESSEE (hereinafter called "Board"), LYNN A. GARDNER and DAVID C. MAY, TRUSTEES (hereinafter called "Trustees"), FIRST AMERICAN NATIONAL BANK (hereinafter called "FANB"), HIBERNIA NATIONAL BANK (hereinafter called "Hibernia"), and THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED (hereinafter called "Hongkong") (FANB, Hibernia and Hongkong are hereinafter collectively called "Banks").
                      W I T N E S S E T H:
     WHEREAS, on the 31st day of March, 1994, CATHERINES, INC., a Delaware corporation (hereinafter called "Borrower"), FANB, CATHERINES STORES CORPORATION, a Tennessee corporation (successor by merger to Catherines Stores Corporation, a Delaware corporation) (hereinafter called "Parent"), and others therein named, executed that certain Credit Agreement (the "Credit Agreement"); and
     WHEREAS, Hibernia and Hongkong became parties to the Credit Agreement by virtue of that certain Commitment Transfer Supplement of even date with the Credit Agreement; and
     WHEREAS, also on the 31st day of March, 1994, the Board executed that certain Tennessee Deed of Trust with Security Agreement and Fixture Filing (the "Tennessee Deed of Trust") which conveyed to Trustees for the benefit of FANB certain real property (the "Property") located in the County of Shelby, State of Tennessee, as more particularly described in the Tennessee Deed of Trust, which was recorded under Instrument No. EG 4391 in the Register's Office of Shelby County, Tennessee; and
     WHEREAS, as of the 6th day of December, 1995, the Tennessee Deed of Trust was modified and extended by virtue of a First Modification and Extension of Tennessee Deed of Trust with Security Agreement and Fixture Filling (the "First Amendment") (the Tennessee Deed of Trust and First Amendment are hereinafter collectively referred to as the "Deed of Trust"); and.
     WHEREAS, the Deed of Trust secures certain Obligations, as defined in the Deed of Trust; and
     WHEREAS, the Banks are the holders of the Obligations in accordance with their ratable interest pursuant to the Credit Agreement, as amended; and
     WHEREAS, Borrower and Parent as lessees of the Property have requested that the Board join in the execution of this Modification Agreement for the purpose of reflecting certain modifications to the Credit Agreement which was last amended by that certain Second Amendment to Credit Agreement dated as of even date herewith; and
     WHEREAS, the parties hereto by means of this Modification Agreement desire to modify the terms of the Deed of Trust for the purpose of extending the lien of the Deed of Trust from March 15, 1998, until March 15, 1999, as reflected by certain modifications to the Credit Agreement, without, however, releasing or affecting the priority of the Deed of Trust;
     NOW, THEREFORE, for mutual considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Working Capital Notes and Swingline Note. Each of the Working Capital Notes and the Swingline Note secured by the Deed of Trust have been modified and amended as of the date hereof to extend the maturity dates thereof to March 15, 1999.
     2. Extension of Lien of Deed of Trust. The lien of the Deed of Trust is hereby extended to March 15, 1999.
     3. Joinder of the Board. The Board joins in the execution of this Modification Agreement, at the request of Borrower, Parent and Banks, as the holder of the fee title to the Property for the sole purpose of agreeing to the modification and extension of the Deed of Trust. The Board does not assume any liability for the indebtedness described herein or any obligations under the Deed of Trust and shall have no liability in connection therewith.
Borrower hereby indemnifies the Board against any and all loss, damages and claims associated with the Board's execution of this Modification Agreement at Borrower' s request.
     4. Joinder of Borrower and Parent. Borrower and Parent join in the execution of this Modification Agreement in order to affirm the aforesaid modifications and amendments to the Credit Agreement and to request that the Board join in the execution of this Modification Agreement for the reasons aforementioned.
     5. Reaffirmation of Obligations. All terms and provisions of the Deed of Trust not herein specifically modified or amended shall remain in full force and effect as if this Modification Agreement had not been executed and all such terms and provisions are hereby reaffirmed by the parties hereto. The execution and delivery of this Modification Agreement does not constitute payment, cancellation, satisfaction, discharge, release, extinguishment or novation of the principal indebtedness evidenced by the Notes.
     6. Counterparts. This Modification Agreement may be executed by one or more of the parties to this Modification Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
     IN WITNESS WHEREOF, this Modification Agreement is executed as of the day and year first above written.
                         THE INDUSTRIAL DEVELOPMENT BOARD OF
                         THE CITY OF MEMPHIS AND COUNTY OF SHELBY,
                         TENNESSEE
ATTEST:

______________________   By: _______________________________
Secretary (Treasurer)        Chairman



                              ________________________
                              Lynn A. Gardner, Trustee


                              ________________________
                              David C. May, Trustee


                              FIRST AMERICAN NATIONAL BANK

                              By: __________________________

                              Title:________________________


                              HIBERNIA NATIONAL BANK

                              By: __________________________

                              Title:________________________


                              THE HONGKONG AND SHANGHAI BANKING
                              CORPORATION LIMITED

                              By: __________________________

                              Title:________________________


                              CATHERINES, INC., a Delaware
                              corporation

                              By: __________________________
                                  David C. Forell
                              Title: Executive Vice President


                              CATHERINES STORES CORPORATION,
                              a Tennessee corporation

                              By: __________________________
                                  David C. Forell
                              Title: Executive Vice President


STATE OF TENNESSEE
COUNTY OF SHELBY

     Personally appeared before me, ______________________, a Notary Public, ___________________ and ____________________ with whom I am personally acquainted, and who acknowledged that they executed the within instrument for the purposes therein contained, and who further acknowledged that they are the (Vice) Chairman and the Secretary (Treasurer), respectively, of the maker THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MEMPHIS AND THE COUNTY OF SHELBY, TENNESSEE, or a constituent of the maker and are authorized by the maker or by its constituent, the constituent being authorized by the maker, to execute this instrument on behalf of the maker.

     WITNESS my hand, at office, this ___ day of __________, 1996.


                                   _____________________________
                                   NOTARY PUBLIC

My Commission Expires:

______________________





STATE OF TENNESSEE
COUNTY OF SHELBY

     Before me, a Notary Public in and for said State and County, duly commissioned and qualified, personally appeared LYNN A.
GARDNER, TRUSTEE, to me known to be the person described in and who executed the foregoing instrument and acknowledged that she executed the same for the purposes therein contained.

     WITNESS my hand and Notarial Seal at office this _____day of ______________, 1996.


                                   __________________________
                                   NOTARY PUBLIC

My Commission Expires:

_____________________



STATE OF TENNESSEE
COUNTY OF SHELBY

     Before me, _________________, a Notary Public in and for said State and County, duly commissioned and qualified, personally appeared DAVID C. MAY, TRUSTEE, to me known to be the person described in and who executed the foregoing instrument and acknowledged that she executed the same for the purposes therein contained.

     WITNESS my hand and Notarial Seal at office this day of 1996.


                                   ___________________________
                                   NOTARY PUBLIC

My Commission Expires:

______________________



STATE OF TENNESSEE
COUNTY OF SHELBY

     Before me, a Notary Public within and for said State and County, duly commissioned and qualified, personally appeared ______________________, with whom I am personally acquainted, and who upon oath acknowledged himself to be the _________________ of FIRST AMERICAN NATIONAL BANK, the within named bargainor, and that he as such _______________, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of FIRST AMERICAN NATIONAL BANK by himself as __________.

     WITNESS MY HAND and Notarial Seal at office this ___ day of ____________, 1996.


                                   ____________________________
                                   NOTARY PUBLIC

My Commission Expires:

______________________



STATE OF _________
COUNTY OF ________

     Before me, a Notary Public within and for said State and County, duly commissioned and qualified, personally appeared _________________, with whom I am personally acquainted, and who upon oath acknowledged herself to be the ____________ of HIBERNIA NATIONAL BANK, the within named bargainor, and that she as such _______________, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of HIBERNIA NATIONAL BANK by herself as _________________.

     WITNESS MY HAND and Notarial Seal at office this ______ day of ___________, 1996.


                                   ____________________________
                                   NOTARY PUBLIC

My Commission Expires:

_____________________


STATE OF _______
COUNTY OF ________

     Before me, a Notary Public within and for said State and County, duly commissioned and qualified, personally appeared ________________, with whom I am personally acquainted, and who upon oath acknowledged himself to be the _________________of THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, the within named bargainor, and that he as such _____________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED by himself as ____________.

     WITNESS MY HAND and Notarial Seal at office this ____ day of _____________, 1996.


                                   _____________________________
                                   NOTARY PUBLIC

My Commission Expires:

_____________________




STATE OF TENNESSEE
COUNTY OF SHELBY

     Before me, a Notary Public within and for said State and County, duly commissioned and qualified, personally appeared David
C. Forell, with whom I am personally acquainted, and who upon oath acknowledged himself to be the Executive Vice-President of CATHERINES, INC., a Delaware corporation, the within named bargainor, and that he as such Executive Vice-President, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as Executive Vice-President.

     WITNESS MY HAND and Notarial Seal at office this ____ day of ______________, 1996.


                                   ____________________________
                                   NOTARY PUBLIC

My Commission Expires:

_____________________




STATE OF TENNESSEE
COUNTY OF SHELBY

     Before me, a Notary Public within and for said State and County, duly commissioned and qualified, personally appeared David
C. Forell, with whom I am personally acquainted, and who upon oath acknowledged himself to be the Executive Vice-President of CATHERINES STORES CORPORATION, a Tennessee corporation, the within named bargainor, and that he as such Executive Vice-President, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as Executive Vice-President.

     WITNESS MY HAND and Notarial Seal at office this ____ day of __________, 1996.


                                   ____________________________
                                   NOTARY PUBLIC

My Commission Expires:

______________________








MAXIMUM PRINCIPAL INDEBTEDNESS FOR TENNESSEE RECORDING TAX PURPOSES IS $0. TRANSFER TAX WAS PREVIOUSLY PAID IN THE REGISTER'S OFFICE
OF SHELBY COUNTY, TENNESSEE UNDER INSTRUMENT NOS.  EG 4391 and FM
6558.

Prepared By and Return to:
Lynn A. Gardner
Glankler Brown, PLLC
6000 Poplar Avenue, Suite 200
Memphis, Tennessee 38119
(901) 685-1322

    SECOND MODIFICATION AND EXTENSION OF TENNESSEE LEASEHOLD
    DEED OF TRUST WITH SECURITY AGREEMENT AND FIXTURE FILING

     THIS Second Modification and Extension of Tennessee Leasehold Deed of Trust with Security Agreement and Fixture Filing (this "Modification Agreement") is entered into as of the 4th day of September, 1996, by and among CATHERINES, INC., a Delaware corporation (hereinafter called "Borrower"), CATHERINES STORES CORPORATION, a Tennessee corporation (successor by merger to Catherines Stores Corporation, a Delaware corporation) (hereinafter called "Parent"), LYNN A. GARDNER and DAVID C. MAY, TRUSTEES (hereinafter called "Trustees"), FIRST AMERICAN NATIONAL BANK (hereinafter called "FANB"), HIBERNIA NATIONAL BANK (hereinafter called "Hibernia"), and THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED (hereinafter called "Hongkong") (FANB, Hibernia and Hongkong are hereinafter collectively called "Banks").
                      W I T N E S S E T H:
     WHEREAS, on the 31st day of March, 1994, Borrower, FANB, Parent, and others therein named, executed that certain Credit Agreement (the "Credit Agreement"); and
     WHEREAS, Hibernia and Hongkong became parties to the Credit Agreement by virtue of that certain Commitment Transfer Supplement of even date with the Credit Agreement; and
     WHEREAS, also on the 31st day of March, 1994, Borrower executed that certain Tennessee Leasehold Deed of Trust with Security Agreement and Fixture Filing (the "Leasehold Deed of Trust") which conveyed to Trustees for the benefit of FANB a leasehold interest in certain real property (the "Property") located in the County of Shelby, State of Tennessee, as more particularly described in the Leasehold Deed of Trust, which was recorded under Instrument No. EG 4392 in the Register's Office of Shelby County, Tennessee; and
     WHEREAS, on the 29th day of January, 1995, Borrower and Parent executed that certain Assignment of Real Property Lease Agreement ("Assignment") which was recorded under Instrument No. EX 1066 in said Register's Office pursuant to which Borrower made a partial assignment of the Primary Lease, as defined in the Deed of Trust, to Parent and pursuant to which Parent assumed the obligations of Borrower under the Primary Lease relating to the Assigned Property, as defined in the Assignment; and
     WHEREAS, on December 6, 1995, the parties modified and extended the Leasehold Deed of Trust by virtue of a certain First Modification and Extension of Tennessee Leasehold Deed of Trust with Security Agreement and Fixture Filing (the "First Modification") (the Leasehold Deed of Trust and the First Modification herein collectively referred to as the "Deed of Trust"); and
     WHEREAS, the Deed of Trust secures certain Obligations, as defined in the Deed of Trust; and
     WHEREAS, the Banks are the holders of the Obligations in accordance with their ratable interest pursuant to the Credit Agreement, as amended; and
     WHEREAS, the parties hereto by means of this Modification Agreement desire to modify the Deed of Trust for the purpose of extending the lien of the Deed of Trust from March 15, 1998, until March 15, 1999, as reflected by certain modifications to the Credit Agreement which was last amended by that certain Fourth Amendment to Credit Agreement dated as of even date herewith, without, however, releasing or affecting the priority of the Deed of Trust;
     NOW, THEREFORE, for mutual considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Working Capital Notes and Swingline Note. Each of the Working Capital Notes and the Swingline Note secured by the Deed of Trust have been modified and amended as of the date hereof to extend the maturity dates thereof to March 15, 1999.
     2. Extension of Lien of Deed of Trust. The lien of the Deed of Trust is hereby extended to March 15, 1999.
     3. Reaffirmation of Obligations. All terms and provisions of the Deed of Trust not herein specifically modified or amended shall remain in full force and effect as if this Modification Agreement had not been executed and all such terms and provisions are hereby reaffirmed by the parties hereto. The execution and delivery of this modification Agreement does not constitute payment, cancellation, satisfaction, discharge, release, extinguishment or novation of the principal indebtedness evidenced by the Notes.
     4. Counterparts. This Modification Agreement may be executed by one or more of the parties to this Modification Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
     IN WITNESS WHEREOF, this Modification Agreement is executed as of the day and year first above written.

                         CATHERINES, INC., a Delaware corporation

                         By: ____________________________
                             David C. Forell
                         Title:  Executive Vice-President


                         CATHERINES STORES CORPORATION, a Tennessee corporation

                         By: ____________________________
                             David C. Forell
                         Title:  Executive Vice-President


                         ______________________________
                         Lynn A. Gardner, Trustee


                         ______________________________
                         David C. May, Trustee


                         FIRST AMERICAN NATIONAL BANK

                         By: ____________________________

                         Title: _________________________


                         HIBERNIA NATIONAL BANK

                         By:  __________________________

                         Title: _______________________


                         THE HONGKONG AND SHANGHAI BANKING
                         CORPORATION LIMITED

                         By: ___________________________

                         Title: ________________________



STATE OF TENNESSEE
COUNTY OF SHELBY

     Before me, a Notary Public within and for said State and County, duly commissioned and qualified, personally appeared David
C. Forell, with whom I am personally acquainted, and who upon oath acknowledged himself to be the Executive Vice-President of CATHERINES, INC., a Delaware corporation, the within named bargainor, and that he as such Executive Vice-President, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as Executive Vice-President.

     WITNESS MY HAND and Notarial Seal at office this ____ day of __________________, 1996.


                                   ____________________________
                                   NOTARY PUBLIC

My Commission Expires:

_____________________


STATE OF TENNESSEE
COUNTY OF SHELBY

     Before me, a Notary Public within and for said State and County, duly commissioned and qualified, personally appeared David
C. Forell, with whom I am personally acquainted, and who upon oath acknowledged himself to be the Executive Vice-President of CATHERINES STORES CORPORATION, a Tennessee corporation, the within named bargainor, and that he as such Executive Vice-President, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as Executive Vice-President.

     WITNESS MY HAND and Notarial Seal at office this ___ day of __________, 1996.


                                   _____________________________
                                   NOTARY PUBLIC

My Commission Expires:

______________________




STATE OF TENNESSEE
COUNTY OF SHELBY

     Before me, a Notary Public in and for said State and County, duly commissioned and qualified, personally appeared LYNN A.
GARDNER, TRUSTEE, to me known to be the person described in and who executed the foregoing instrument and acknowledged that she executed the same for the purposes therein contained.

     WITNESS my hand and Notarial Seal at office this ___ day of _________________, 1996.


                                   _____________________________
                                   NOTARY PUBLIC

My Commission Expires:

______________________





STATE OF TENNESSEE
COUNTY OF SHELBY

     Before me, a Notary Public in and for said State and County, duly commissioned and qualified, personally appeared DAVID C. MAY, TRUSTEE, to me known to be the person described in and who executed the foregoing instrument and acknowledged that she executed the same for the purposes therein contained.

     WITNESS my hand and Notarial Seal at office this ____ day of ______________, 1996.


                                   _____________________________
                                   NOTARY PUBLIC

My Commission Expires:

_____________________




STATE OF TENNESSEE
COUNTY OF SHELBY

     Before me, a Notary Public within and for said State and County, duly commissioned and qualified, personally appeared ______________ with whom I am personally acquainted, and who upon oath Acknowledged himself to be the ____________________ of FIRST AMERICAN NATIONAL BANK, the within named bargainor, and that he as such ___________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of FIRST AMERICAN NATIONAL BANK by himself as _________.

     WITNESS MY HAND and Notarial Seal at office this ___ day of ____________, 1996.


                                   ________________________
                                   NOTARY PUBLIC

My Commission Expires:

______________________




STATE OF ______________
COUNTY OF _____________

     Before me, a Notary Public within and for said State and County, duly commissioned and qualified, personally appeared __________________, with whom I am personally acquainted, and who upon oath acknowledged herself to be the _____________ of HIBERNIA NATIONAL BANK, the within named bargainor, and that she as such _____________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of HIBERNIA NATIONAL BANK by herself as _______________.

     WITNESS MY HAND and Notarial Seal at office this ___ day of _________________, 1996.


                                   ________________________
                                   NOTARY PUBLIC

My Commission Expires:

______________________




STATE OF  ____________
COUNTY OF ____________

     Before me, a Notary Public within and for said State and County, duly commissioned and qualified, personally appeared ___________________, with whom I am personally acquainted, and who upon oath acknowledged himself to be the _______________of THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, the within named bargainor, and that he as such _________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED by himself as ___________________.

     WITNESS MY HAND and Notarial Seal at office this ____ day of __________________, 1996.


                                   ______________________
                                   NOTARY PUBLIC

My Commission Expires:

_______________________